LITMAN GREGORY MASTERS

SMALLER COMPANIES FUND

Summary Prospectus

Institutional Class Ticker Symbol: MSSFX	April 30, 2016

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://mastersfunds.com/documents-forms. You may also obtain this information at no cost by calling 1-800-960-0188. The Fund’s Prospectus and Statement of Additional Information, each dated April 30, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Litman Gregory Masters Smaller Companies Fund (the “Smaller Companies Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Smaller Companies Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Smaller Companies Fund.

Shareholder Fees (paid directly from your investment)
Institutional Class
None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	1.14%
Other Expenses	0.55%

Total Annual Fund Operating Expenses	1.69%
Fee Waiver and/or Expense Reimbursement(1)	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.59%

(1)	Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the Smaller Companies Fund, has contractually agreed, through April 30, 2017, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Smaller Companies Fund’s daily net assets retained by Litman Gregory is 0.40%. This agreement may be terminated at any time by the Board of Trustees of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example

This example is intended to help you compare the cost of investing in the Smaller Companies Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Smaller Companies Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year

Fund Summary	1

and that the Smaller Companies Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$172	$533	$918	$1,998

Portfolio Turnover

The Smaller Companies Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Smaller Companies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Smaller Companies Fund’s performance. During the most recent fiscal year, the Smaller Companies Fund’s portfolio turnover rate was 60.73% of the average value of its portfolio.

Principal Strategies

Litman Gregory Fund Advisors, LLC, the advisor to the Smaller Companies Fund, believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peer groups. Litman Gregory also believes it can identify skilled stock pickers who, within their more diversified portfolios, have higher confidence in the return potential of some stocks than others. Litman Gregory believes a portfolio comprised only of these managers’ “higher confidence” stocks should outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Smaller Companies Fund’s strategy is to engage a number of proven managers as sub-advisors (each a “manager” or “sub-advisor’), with each manager investing in the securities of smaller companies that it believes have strong appreciation potential. Under normal conditions, each sub-advisor manages a portion of the Smaller Companies Fund’s assets by independently managing a portfolio typically composed of between 8 and 15 stocks. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. Under normal market conditions, the Smaller Companies Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-sized U.S. companies. The managers have limited flexibility to invest in the securities of foreign companies, including emerging markets (up to 15% of the Smaller Companies Fund’s net assets may be invested in foreign securities). By executing this strategy, the Smaller Companies Fund seeks to:

•	combine the efforts of several experienced, high quality managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•	deliver a portfolio that is prudently diversified in terms of stocks (typically 40 to 60) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks; and

•	further diversify across stock-picking styles by including managers with a variety of stock-picking disciplines.

Litman Gregory defines a “smaller company” as one whose market capitalization falls below the market capitalization of the largest company in the Russell 2500® Index, which, as of March 31, 2016, was $14.8 billion. The Russell 2500® Index measures the performance of 2,500 small- and mid-sized companies with market capitalizations averaging $4.2 billion as of March 31, 2016. Generally, Litman Gregory believes the majority of the Smaller Companies Fund’s holdings will typically fall within the range of the Russell 2000® Index, but the Smaller Companies Fund has the flexibility to hold mid-sized companies if the managers believe that holding these companies will lead to higher overall returns. As of March 31, 2016, the largest company in the Russell 2000® Index had a market capitalization of $6.1 billion.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons. The Smaller Companies Fund’s investment managers may trade its portfolio frequently.

2	Litman Gregory Funds Trust

Principal Risks

Investment in stocks exposes shareholders of the Smaller Companies Fund to the risk of losing money if the value of the stocks held by the Smaller Companies Fund declines during the period an investor owns shares in the Smaller Companies Fund. The following risks could affect the value of your investment:

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Smaller Companies Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Smaller Companies Fund.

•	Smaller Companies Risk. The Smaller Companies Fund may invest a portion of its assets in the securities of small- and, at times, mid-sized companies. Securities of small-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because small companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the Smaller Companies Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Smaller Companies Fund’s shareholders as compared to shareholders in investment companies that hold investments for a longer period.

•	Multi-Style Management Risk. Because portions of the Smaller Companies Fund’s assets are managed by different portfolio managers using different styles, the Smaller Companies Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

Performance

The following performance information provides some indication of the risks of investing in the Smaller Companies Fund. The bar chart shows changes in the performance of the Smaller Companies Fund’s Institutional Class shares from year to year. The table below shows how the Smaller Companies Fund’s average annual total returns of the Institutional Class for the 1-, 5- and 10-year periods compare to those of a broad-based market index and an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the Smaller Companies Fund will perform in the future. Updated performance information is available on the Smaller Companies Fund’s website at www.mastersfunds.com.

Fund Summary	3

Litman Gregory Masters Smaller Companies Fund – Institutional Class

Calendar Year Total Returns as of December 31,

During the period shown above, the highest and lowest quarterly returns earned by the Smaller Companies Fund were:

Highest:	31.77%	Quarter ended June 30, 2009
Lowest:	-28.14%	Quarter ended December 31, 2008

Average Annual Total Returns (for the periods ended December 31, 2015)
Litman Gregory Masters Smaller Companies Fund	One Year	Five Years	Ten Years
Institutional Class
Return Before Taxes	-13.24%	6.29%	4.39%
Return After Taxes on Distributions	-13.24%	6.29%	3.99%
Return After Taxes on Distributions and Sale of Fund Shares	-7.49%	4.92%	3.46%
Russell 2000®
Index (reflects no deduction for fees, expenses or taxes)	-4.41%	9.19%	6.80%
Morningstar Small Blend Category
(reflects net performance of funds in this group)	-5.34%	8.34%	5.91%

The Smaller Companies Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Smaller Companies Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management
INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE SMALLER COMPANIES FUND SINCE:
Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2005

	Jack Chee, Principal, Senior Research Analyst and Co-Portfolio Manager	2014

4	Litman Gregory Funds Trust

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE SMALLER COMPANIES FUND SINCE:
Cove Street Capital, LLC	Jeffrey Bronchick, CFA, Managing Member, Portfolio Manager	2011
First Pacific Advisors, LLC	Dennis Bryan, Partner	2010

	Arik Ahitov, Partner	2014
Wells Capital Management, Inc.	Richard T. Weiss, CFA, Senior Portfolio Advisor	2003

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Litman Gregory Funds Trust, c/o Boston Financial Data Services, P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary. The minimum initial and subsequent investment amounts for the Fund are shown below.

Fund/Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Smaller Companies Fund
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$1,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500

Tax Information

Depending on the character of income distributed, the Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Litman Gregory may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary	5